PRO FORMA FINANCIAL INFORMATION


Merchants Bancorp, Inc. ("Company") acquired 100% of the outstanding common stock of Valley Banc Services Corp. ("Valley"), on January 3, 1996, for cash in the amount of $20.5 million. The Company borrowed $14 million to finance the transaction, which was accounted for using the purchase method. In addition, the Company made a capital contribution of approximately $3.5 to Valley, which was used to repay a note payable.

The accompanying pro forma financial information presents the balances sheets of the Company and Valley as of December 31, 1995, the purchase accounting adjustments, and the resulting pro forma balance sheet. Statements of income of the Company and Valley are presented for the year ended December 31, 1995, with December 31, 1995, purchase accounting adjustments amortized for one year (as if they had occurred on January 1, 1995).

The Company's management is currently soliciting offers, from independent parties, to sell certain assets and liabilities of two Valley Banc Services Corp. Subsidiaries. The following purchase accounting adjustments reflect the Company's current estimate of the selling price.

                               MERCHANTS BANCORP, INC.
                        PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 DECEMBER 31, 1995
                             (IN THOUSANDS, UNAUDITED)



                                                                 Valley Banc
                                                    Merchants      Services    Adjustments
                                                   Bancorp, Inc.    Corp.      Debit(Credit)   Pro Forma
ASSETS
Cash and due from banks                              $  28,166     $   9,258   $ 24,050  G     $ 34,946
                                                                                (20,500) H
                                                                                 (3,550) I
                                                                                 (2,478) L
Securities available for sale                          187,169        39,131       (311) A      200,266
                                                                                    311  D
                                                                                (10,050) G
                                                                                (15,984) L
Federal funds sold                                           0         4,447     (3,540) L          907
Loans held for sale                                      4,340             0                      4,340
Loans                                                  304,327       109,612        240  D      378,184
                                                                                (35,995) L
Allowance for loan losses                               (5,176)       (1,323)       526  L       (5,973)
                                                     ----------    ----------  ---------       ---------
                                                       299,151       108,289    (35,229)        372,211
Premises and equipment, net                              9,504         3,696     (2,159) L       11,041
Other real estate owned                                    566           127                        693
Investment in Valley Banc Services Corp.                     0             0     20,650  H            0
                                                                                  3,550  I
                                                                                (24,200) M
Goodwill                                                     0           254       (254) C        8,046
                                                                                  9,343  D
                                                                                 (1,297) L
Core deposit intangible                                      0             0      3,363  D        2,527
                                                                                   (836) L
Net assets of acquired subsidiaries, held for sale           0             0      7,438  L        7,438
Accrued interest and other assets                       10,865         2,325       (150) H       12,095
                                                                                   (945) L
                                                     ----------    ----------  ---------       ---------
                                                     $ 539,761     $ 167,527   $(52,778)       $654,510
                                                     ----------    ----------  ---------       ---------
                                                     ----------    ----------  ---------       ---------


                                                                  Valley Banc
                                                    Merchants       Services    Adjustments
                                                  Bancorp, Inc.       Corp.     Debit(Credit   Pro Forma
LIABILITIES AND STOCKHOLDERS'
EQUITY
Deposits                                              $453,771      $151,799     $   (187)D    $551,634
                                                                                   54,123 L
Federal funds purchased and securities

     sold under repurchase agreements                   22,726         1,133                     23,859
Notes payable                                            3,000         3,550      (14,000)G      17,000
                                                                                    3,550 F
Accrued interest and other liabilities                   6,170         1,299          106 A       7,923
                                                                                   (1,707)D
                                                                                    1,147 L
                                                      ---------     ---------     --------     ---------
                                                       485,667       157,781       43,032       600,416
                                                      ---------     ---------     --------     ---------

STOCKHOLDERS' EQUITY

Common stock                                             2,607           526          526 M       2,607
Surplus                                                 18,344         7,146       (1,869)B      18,344
                                                                                      254 C
                                                                                  (11,363)D
                                                                                   (3,550)F
                                                                                   23,674 M
Retained earnings                                       31,877         1,878        1,878 B      31,877
Unrealized gain on securities available for sale         1,450           205          205 A       1,450
Treasury stock, at cost                                   (184)           (9)          (9)B        (184)
                                                      ---------     ---------     --------     ---------
          Total stockholders' equity                    54,094         9,746        9,746        54,094
                                                      ---------     ---------     --------     ---------
                                                      $539,761      $167,527      $52,778      $654,510
                                                      ---------     ---------     --------     ---------
                                                      ---------     ---------     --------     ---------


                               MERCHANTS BANCORP, INC.
                     PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                             YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT SHARE DATA, UNAUDITED)


                                                                         Valley Banc
                                                           Merchants       Services     Adjustments
                                                        Bancorp, Inc.        Corp.     Debit(Credit)     Pro Forma
INTEREST INCOME
Interest and fees on loans                                 $   28,046      $   9,684       $     20E      $ 37,710
Interest on loans held for sale                                   161              0                           161
Interest on securities:
     Taxable                                                    8,122          2,077             47E        10,152
     Tax-exempt                                                 2,814             35                         2,849
Interest on federal funds sold                                    732            331                         1,063
                                                           ----------      ---------       --------      ---------
                                                               39,875         12,127             67         51,935
                                                           ----------      ---------       --------      ---------

INTEREST EXPENSE
Interest on deposits                                           16,500          5,843            (22)E       22,321
Interest on federal funds purchased and
     securities sold under repurchase agreements                1,769             21                         1,790
Interest on notes payable                                         154            276           286J            716
                                                            ---------      ---------       --------      ---------
                                                               18,423          6,140            264         24,827
                                                            ---------      ---------       --------      ---------
     Net interest income                                       21,452          5,987            331         27,108
Provision for loan losses                                       1,783            673                         2,456
                                                            ---------      ---------       --------      ---------
     Net interest income after provision for loan losses       19,669          5,314            331         24,652
                                                            ---------      ---------       --------      ---------

NONINTEREST INCOME
Trust income                                                    1,925              0                         1,925
Mortgage banking income                                         1,267              0                         1,267
Service charges and fees                                        2,713            615                         3,328
Securities gains (losses), net                                    133            (66)                           67
Other income                                                      880            143                         1,023
                                                            ---------      ---------       --------      ---------
                                                                6,918            692              0          7,610
                                                            ---------      ---------       --------      ---------

NONINTEREST EXPENSES
Salaries and employee benefits                                  9,893          2,360                        12,253
Occupancy expenses, net                                         1,030            529                         1,559
Furniture and equipment expenses                                1,238            297                         1,535
FDIC deposit assessment                                           475            146                           621
Goodwill amortization                                               0              0            383E           383
Core deposit intangible amortization                                0              0            303E           303
Other expenses                                                  5,253          1,949                         7,202
                                                            ---------      ---------       --------      ---------
                                                               17,889          5,281            686         23,856
                                                            ---------      ---------       --------      ---------
Income before income taxes                                      8,698            725          1,017          8,406
Provision for income taxes                                      2,502            336           (135)E        2,592
                                                                                               (111)K
                                                            ---------      ---------       --------      ---------
          Net income                                        $   6,196      $     389       $    771       $  5,814
                                                            ---------      ---------       --------      ---------
                                                            ---------      ---------       --------      ---------

Earnings per share                                            $2.41                                          $2.26
Weighted average shares outstanding                         2,570,453                                    2,570,453


                               MERCHANTS BANCORP, INC.
                                  ADJUSTING ENTRIES
                                  DECEMBER 31, 1995
                               (IN THOUSANDS, UNAUDITED



Entry              Statement Item                                              Debit               Credit
-----              --------------                                              ------              ------

ENTRIES AT VALLEY BANC SERVICES CORP.

A    Unrealized gain on securities available for sale                          $ 205
     Accrued interest and other liabilities                                      106
     Securities available for sale                                                               $    311
        The impact of Financial Accounting Standard
        No. 115, net of deferred income taxes, was
        reversed prior to implementation of
        purchase accounting adjustments.

B    Retained earnings                                                         1,878
     Surplus                                                                                        1,869
     Treasury stock                                                                                     9
        To combine retained earnings and treasury stock into surplus.

C    Surplus                                                                     254
     Goodwill                                                                                         254
       Intangible assets of Valley Banc Services Corp.
       and subsidiaries were eliminated prior to
       implementation of purchase accounting adjustments.

D    Securities available for sale                                               311
     Loans                                                                       240
     Goodwill                                                                  9,343
     Core deposit intangible                                                   3,363
     Deposits                                                                                         187
     Accrued interest and other liabilities (deferred taxes)                                        1,707
     Surplus                                                                                       11,363
        To adjust assets and liabilities to fair value.

E    Interest and fees on loans                                                   20
     Loans                                                                                             20
     Interest on securities                                                       47
     Securities available for sale                                                                     47
     Interest on deposits                                                                              22
     Deposits                                                                     22
     Goodwill amortization                                                       383
     Goodwill                                                                                         383
     Core deposit intangible amortization                                        303
     Core deposit intangible                                                                          303
     Provision for income taxes                                                                       135
     Accrued interest and other liabilities                                      135
        To reflect first-year amortization of
        purchase accounting adjustments of
        acquired subsidiaries not held for
        sale, net of taxes.*



F    Note payable                                                            3,550
     Surplus                                                                              3,550
          To record repayment of note payable from capital contribution.

ENTRIES AT MERCHANTS BANCORP, INC., CONSOLIDATED

G    Cash and due from banks                                                24,050
     Notes payable                                                                       14,000
     Securities available for sale                                                       10,050
          To reflect sources of funds for the purchase.

H    Investment in Valley Banc Services Corp.                               20,650
     Cash and due from banks                                                             20,500
     Other assets (Organizational expenses incurred)                           150
          To record the purchase of 100% of the common stock of
          Valley Banc Services Corp.

I    Investment in Valley Banc Services Corp.                                3,550
     Cash and due from banks                                                              3,550
          Additional capital contribution to repay note payable.

J    Interest on notes payable                                                 286
     Accrued interest and other liabilities                                                 286
          To reflect accrual of interest on new notes
          payable net of note payable repaid. Interest
          payable attributed to net assets held for sale is excluded.*

K    Accrued interest and other liabilities                                    111
     Provision for income taxes                                                             111
          To reflect income tax effect of interest accrual.*

L    Cash and due from banks                                                              2,478
     Securities available for sale                                                       15,984
     Federal funds sold                                                                   3,540
     Loans                                                                               35,995
     Allowance for loan losses                                                 526
     Premises and equipment, net                                                          2,159
     Goodwill                                                                             1,297
     Core deposit intangible                                                                836
     Accrued interest and other assets                                                      945
     Deposits                                                               54,123
     Accrued interest and other liabilities                                  1,147
     Net assets of acquired subsidiaries, held for sale                      7,438
          To classify net assets of State Bank of Osco
          and Anchor Bank as held for sale.




ELIMINATING ENTRY

M    Common stock                                                              526
     Surplus                                                                23,674
     Investment in subsidiary                                                            24,200
          To eliminate investment in subsidiary for pro forma
          consolidation.

* Balance sheet offsets to the income statement adjustments are not reflected in the accompanying pro forma balances sheet.


FIVE YEAR AMORTIZATION SCHEDULE
OF NET PURCHASE ACCOUNTING ADJUSTMENTS


          Year           Amortization
          ----           ------------
          1996                731
          1997                720
          1998                709
          1999                698
          2000                687